UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.      )
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GLADSTONE CAPITAL CORPORATION

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GLADSTONE CAPITAL CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON February 23, 2006

To The Stockholders Of Gladstone Capital Corporation:
      Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Capital Corporation, a Maryland corporation (the “Company”), will be held on Thursday, February 23, 2006 at 11:00 a.m. local time at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102 for the following purposes:

(1) To elect four Class II directors to hold office until the 2009 Annual Meeting of Stockholders.

(2) To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending September 30, 2006.

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
      The board of directors has fixed the close of business on December 29, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ TERRY BRUBAKER

Terry Brubaker
Secretary
McLean, Virginia
January 12, 2006
      All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GLADSTONE CAPITAL CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
February 23, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING
General
      The enclosed proxy is solicited on behalf of the board of directors of Gladstone Capital Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on February 23, 2006, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102. The Company intends to mail this proxy statement and accompanying proxy card on or about January 12, 2006 to all stockholders entitled to vote at the Annual Meeting.
      The Company is a closed-end, non-diversified, management investment company that has elected to be treated as a business development company under the Investment Company Act. The Company is externally managed by Gladstone Management Corporation, a registered investment adviser (the “Adviser”). The Adviser’s address is 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.
Solicitation
      The Company will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of the Company’s common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company and the Adviser. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company has engaged Georgeson Shareholder Communications Company (“Georgeson”) to solicit proxies for the Annual Meeting. Georgeson will be paid a fee of $6,500 for its basic solicitation services, which includes review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of ADP, brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with Georgeson will last for the period of the solicitation, and the agreement provides that the Company indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or intentional misconduct.
Voting Rights and Outstanding Shares
      Only holders of record of the Company’s common stock at the close of business on December 29, 2005 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 29, 2005 the Company had outstanding and entitled to vote 11,308,510 shares of common stock.

      Each holder of record of the Company’s common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.
      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved. Therefore, with respect to the election of directors (Proposal 1) and the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending September 30, 2006 (Proposal 2), abstentions and broker non-votes do not count either for or against such proposals.
Revocability of Proxies
      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.
      Attendance at the meeting will not, by itself, revoke a proxy. However, no proxy is valid after eleven months from its date, unless otherwise provided in the proxy.
Stockholder Proposals and Stockholder Communications with the Board of Directors
      The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2007 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) is September 14, 2006. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Company not later than the close of business on December 25, 2006 nor earlier than the close of business on November 25, 2006. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.
      The Company’s Board has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Gladstone Capital Corporation, Attention: Investor Relations Manager, at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. This information is also contained on the Company’s website at www.gladstonecapital.com.
PROPOSAL 1
ELECTION OF FOUR CLASS II DIRECTORS
      The Company’s board of directors (the “Board”) is divided into three classes, Class I, Class II and Class III. Classes I and III consist of three directors each, and Class II consists of four directors. The directors in each class have three-year terms. In general, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until his or her successor is elected and qualified.
      The Board presently has ten members. The term of office for the Class II directors is expiring in 2006. Each of the nominees for election to Class II are incumbent directors. If elected at the Annual Meeting, each nominee would serve until the 2009 annual meeting, and until his or her successor is elected and qualified, or his or her earlier death, resignation or removal. No nominee has been proposed for election pursuant to any agreement or understanding between him or her and the Company.

      Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominees as management may propose. The nominees have agreed to serve if elected, and management has no reason to believe that any of them will be unable to serve.
      Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.
Nominees for Election as Class II Directors for a Three-year Term Expiring at the 2009 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Disinterested Directors

David A.R. Dullum (57) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2006 Annual Meeting. Director of the Company since August 2001.	Partner of New England Partners, a venture capital firm since 1995.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Maurice W. Coulon (64) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2006 Annual Meeting. Director of the Company since August 2003.	Private investor in real estate since 2000. Director of Portfolio Management of Morgan Stanley Real Estate Company from 1991 to 2000.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Gerard Mead* (62) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2006 Annual Meeting. Elected by Board of Directors in December 2005.	Chairman and founder of Gerard Mead Capital Management since 2003. Held various positions with Bethlehem Steel Corporation, including Director of Investment Research, Pension Trust Chairman and Fund Manager, from 1966 to 2003.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Interested Director

Terry Lee Brubaker (62)** Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director, Vice Chairman and Chief Operating Officer	Term expires at 2006 Annual Meeting. Director of the Company since May 2001.	Vice Chairman and Chief Operating Officer of the Company since April 2004. President and Chief Operating Officer of the Company from May 2001 to April 2004. President, Chief Operating Officer and a Director of the Adviser. Founder and chairman of the board of Heads Up Systems, a process consulting firm from 1999 to 2003.	Gladstone Commercial Corporation; Gladstone Investment Corporation
Class III Directors Continuing in Office until the 2007 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Disinterested Directors

Paul Adelgren (63) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting. Director of the Company since January 2003.	Pastor of Missionary Alliance Church since 1997.	Gladstone Commercial Corporation; Gladstone Investment Corporation

John H. Outland (60) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting. Director of the Company since December 2003.	Vice President of Genworth Financial, Inc. since 2004. Managing Director of 1789 Capital Advisers, a financial consulting company, from 2002 to 2004. Vice President of Mortgage Backed Securities at Financial Guaranty Insurance Company from 1999 to 2001.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Interested Director

David Gladstone (63)** Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2007 Annual Meeting. Director of the Company since 2001.	Founder, Chief Executive Officer and Chairman of the Board of the Company since its inception in May 2001. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. From April 1997 to August 2001 Mr. Gladstone was chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout company and mezzanine debt finance company.	Gladstone Commercial Corporation; Gladstone Investment Corporation
Class I Directors Continuing in Office Until the 2008 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Disinterested Director

Michela A. English (56) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2008 Annual Meeting. Director of the Company since June 2002.	Private investor since 2004. President of Discovery Consumer Products, the retail, publishing and licensing arm of Discovery Communications, Inc., the leading global real-world media and entertainment company, from 1996 to 2004.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Anthony W. Parker (60) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director	Term expires at 2008 Annual Meeting. Director of the Company since August 2001.	Founder and Chairman of the Board of Medical Funding Corporation, the owner of Snelling Metro Personnel, a staffing agency, since 1977.	Gladstone Commercial Corporation; Gladstone Investment Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Interested Directors

George Stelljes III (44)** Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Director, President and Chief Investment Officer	Term expires at 2008 Annual Meeting. Director of the Company since July 2003.	President and Chief Investment Officer of the Company since April 2004. Executive Vice President and Chief Investment Officer of the Company from September 2002 to April 2004. Executive Vice President, Chief Investment Officer and a director of the Adviser. Co-founder and Managing Member of Camden Partners, a private equity firm from 1999 to 2002.	Gladstone Investment Corporation
Executive Officer Who is Not a Director

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director

Harry Brill (58) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Treasurer and Chief Financial Officer	Executive Officer since May 2001.	Treasurer and Chief Financial Officer since May 2001. Chief Financial Officer of the Adviser. Personal financial advisor from 1995 to 2001.	None

*	Mr. Mead was recommended to the ethics, nominating and corporate governance committee by the Company’s Chief Executive Officer and Chief Operating Officer in October 2005, and was elected to fill a vacancy on the Board in December 2005. Mr. Mead is standing for election by stockholders for the first time.

**	Messrs. Gladstone, Brubaker, and Stelljes are interested persons of the Company, within the meaning of the Investment Company Act of 1940, due to their positions as officers of the Company.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH NOMINEE FOR CLASS II DIRECTOR.
Board Committees and Meetings
      During the fiscal year ended September 30, 2005 the Board held five meetings. The Board has an audit committee, a compensation committee, an ethics, nominating and corporate governance committee, and an executive committee.
      Audit Committee. The Company’s Board has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee operates pursuant to a written charter. During the last fiscal year, the membership of the audit committee of the Board was comprised of Mr. Dullum, who served as chairman, Ms. English and Mr. Outland. Since October 2005, the membership of the audit committee has consisted of Mr. Parker, who serves as chairman, Ms. English and Mr. Dullum. In July 2005, the Board appointed Messrs. Adelgren and Coulon to serve as alternate members of the audit committee. Alternate members of the audit committee serve only in the event of an absence of a regular member of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and the Company’s own standards. The Board has unanimously determined that all members and alternate members of the audit committee qualify as “audit committee financial experts” within the meaning of the Securities and Exchange Commission (“SEC”) rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee is primarily responsible for oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent auditor, approving the independent auditor services and fees and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board approval. No members of the audit committee received any compensation from the Company during the last fiscal year other than directors’ fees. The audit committee met nine times during the last fiscal year.
      Compensation Committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of the Company’s investment advisory agreement with the Adviser (the “Advisory Agreement”) to evaluate whether the fees paid to the Adviser under the Advisory Agreement are in the best interests of the Company and its stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to its executive officers by the Adviser are consistent with the Company’s compensation philosophies and the performance of the Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory Agreement are being satisfactorily performed. During the last fiscal year the compensation committee also administered the Company’s Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”), as amended. Membership of the compensation committee is comprised of Messrs. Coulon and Outland, and Mr. Mead is expected to be named as a member of the compensation committee prior to the Annual Meeting. Each of Messrs. Coulon, Outland and Mead is an “independent director” as defined by Nasdaq rules, and is not considered an “interested person” of the Company, as such term is defined in the Investment Company Act. Mr. Coulon serves as the compensation committee chairman. The compensation committee met five times during the last fiscal year.
      Ethics, Nominating and Corporate Governance Committee. The ethics, nominating and corporate governance committee operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on the Company’s website at www.gladstonecapital.com. The ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. The committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must not be considered an “interested person” under the Investment Company Act, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, Nasdaq rules, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

      The committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.
      Stockholders who wish to recommend individuals for consideration by the ethics, nominating and corporate governance committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by September 30, 2006 will be considered for nomination at the 2007 Annual Meeting of Stockholders. Recommendations received after September 30, 2006, will be considered for nomination at the 2008 Annual Meeting of Stockholders.
      The Board may appoint not fewer than two members to the ethics, nominating and corporate governance committee. Currently, the membership is comprised of Messrs. Adelgren and Coulon, each of whom is considered an “independent director” under Nasdaq rules, and neither of whom is considered an “interested person” (as such term is defined in the Investment Company Act) of the Company. Mr. Adelgren serves as the chairman of the ethics, nominating and corporate governance committee. The committee met five times during the last fiscal year.
      Executive Committee. The executive committee has the authority to exercise all powers of the Board, except for actions that must be taken by the full Board under the Maryland General Corporation Law, including electing the Chairman of the Board and the President. The Board may appoint not fewer than three members to the executive committee. Currently, the membership is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee did not meet during the last fiscal year.
      During the fiscal year ended September 30, 2005, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served. The Company does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. Two members of the then-nine member Board attended the Company’s 2005 Annual Meeting of Stockholders.
Code of Ethics
      The Company has adopted a code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. The Company has posted a copy of its code of ethics on its website at www.gladstonecapital.com.
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
      The audit committee of the Board has selected PricewaterhouseCoopers LLP (“PWC”) as the Company’s principal accountants to audit the Company’s financial statements for the fiscal year ending September 30, 2006 and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Annual Meeting. PWC has audited the Company’s financial statements since its fiscal year ending September 30, 2003. Representatives of PWC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of PWC as the Company’s independent auditors. However, the audit committee is submitting the selection of PWC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
      The affirmative vote of the holders of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PWC. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining whether a quorum exists, although they will not be counted for any purpose in determining whether this matter has been approved.
Independent Auditors’ Fees
      The following table represents aggregate fees billed to the Company for the fiscal years ended September 30, 2004 and September 30, 2005 by PWC, the Company’s principal accountant.

	2004	2005

Audit Fees	$48,150	$216,300
Audit-related Fees	—	—
Tax Fees	$8,000	$10,000
All Other Fees	$12,500	—

	$68,650	$226,300

      All fees described above were approved by the audit committee.
Pre-Approval Policies and Procedures
      The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent auditors, PWC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditors or on an individual explicit case-by-case basis before the independent auditors are engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
      The audit committee has determined that the rendering of the services other than audit services by PWC is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Report of the Audit Committee of the Board Of Directors1
           The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2005.
      The audit committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent auditor, with and without management present. The audit committee included in its review results of the auditor’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The audit committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
      The audit committee also has discussed with PricewaterhouseCoopers LLP matters relating to the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with audit committees). In addition, the audit committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees). The audit committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The audit committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The audit committee adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The audit committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent auditor.
      Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the SEC. In addition, the audit committee has engaged PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for the fiscal year ending September 30, 2006.

The Audit Committee

David A.R. Dullum, Chairman
Michela A. English
John H. Outland

(1)	This report is made by the directors who served on the audit committee during the last fiscal year. The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Directors
Summary of Compensation
      The following table shows, for the fiscal year ended September 30, 2005, compensation awarded to or paid to the directors who are not executive officers of the Company (the “non-employee directors”) for all services rendered to the Company during this period. No compensation is paid to directors who are executive officers of the Company for their service on the Board of Directors. No information has been provided with respect to executive officers of the Company because our executive officers are employees of our Adviser and do not receive any direct compensation from us.

		Pension or		Total
	Aggregate	Retirement		Compensation
	Compensation	Benefits Accrued	Securities	From Company
	From the	as Part of Company	Underlying	Paid to
Name of Person, Position	Company	Expenses	Options	Directors

Paul Adelgren	$15,000	$0	10,000	$15,000
Director
Maurice W. Coulon	$15,000	$0	10,000	$15,000
Director
David A.R. Dullum	$18,000	$0	10,000	$18,000
Director
Michela A. English	$18,000	$0	10,000	$18,000
Director
John H. Outland	$15,000	$0	10,000	$15,000
Director
Anthony W. Parker	$18,000	$0	10,000	$18,000
Director
Gerard Mead(1)	$0	$0	0	$0
Director

(1)	Mr. Mead was elected to the Board of Directors on December 16, 2005 and thus did not receive any compensation from the Company during the fiscal year ended September 30, 2005.
Stock Option Grants And Exercises
      The following tables show for the fiscal year ended September 30, 2005, certain information regarding options granted to, exercised by, and held at fiscal year end by the Company’s three highest paid executive officers (the “Compensated Persons”):
Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Value at Assumed
					Annual Rates of
	Number of	% of Total			Stock Price
	Securities	Options			Appreciation for
	Underlying	Granted to	Exercise or		Option Term(1)
	Options	Employees in	Base Price	Expiration
	Granted (#)	Fiscal Year	($/Share)	Date	5% ($)	10% ($)

David Gladstone	0	0%	n/a	n/a	n/a	n/a
Terry Lee Brubaker	0	0%	n/a	n/a	n/a	n/a
George Stelljes III	0	0%	n/a	n/a	n/a	n/a

Aggregated Option Exercises in Fiscal 2005
and Value of Options at End of Fiscal 2005

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares	Value	Options at FY-End (#)		FY-End ($)(2)
	Acquired on	Realized
Name	Exercise (#)	($)(1)	Vested	Unvested	Vested	Unvested

David Gladstone	n/a	n/a	406,666	0	$3,070,328	0
Terry Lee Brubaker	n/a	n/a	129,666	22,500	$805,328	0
George Stelljes III	n/a	n/a	172,500	22,500	$693,500	0

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

(2)	The value of unexercised options is calculated as the closing market price on September 30, 2005 less the exercise price. “In-the-money” options are those with an exercise price that is less than the closing market price on September 30, 2005.
Equity Compensation Plan Information
      The following table provides certain information with respect to the 2001 Plan, which was the Company’s only equity compensation plan as of September 30, 2005.

Number of Securities
remaining available
	Number of securities		for issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected
	warrants and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,307,998	$17.81	262,000
Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	1,307,998	$17.81	262,000
Employment Agreements
      The Company is not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.
Compensation of Directors
      As compensation for serving on the Board, each of the non-employee directors receives an annual fee of $10,000, $1,000 per each meeting of the Board attended, and an additional $1,000 for attending each committee meeting if such committee meeting takes place on a day other than when the full Board meets. The Company reimburses its directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board. In the fiscal year ended September 30, 2005, the total cash compensation paid to non-employee directors was $101,843.
      On December 2, 2005, our stockholders approved an amended investment advisory agreement with the Adviser (the “Amended Advisory Agreement”), which will result in the termination of the 2001 Plan. During the last fiscal year, each non-employee director of the Company was eligible to receive stock option grants under the 2001 Plan pursuant to an order of the SEC granted in January 2003. Each non-employee director, other than Mr. Mead, received an option to purchase 10,000 shares of the Company’s common stock upon appointment to the Board. In addition, each incumbent non-employee director received an option to purchase 10,000 shares of common stock at the time of the Company’s annual meeting of stockholders. The exercise price of options granted under the 2001 Plan was 100% of the fair market value of the common stock subject to the option on the date of the option grant. Each option issued to the Company’s non-employee directors became exercisable as to 50% of the option shares on the first anniversary of the date of the grant, and becomes fully exercisable on the second anniversary of the date of the grant. The term of options granted to the non-employee directors is ten years. The 2001 Plan provides that in the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. The 2001 Plan further provides that if the successor corporation does not assume the options, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.
      As no new options have been or will be issued under the 2001 Plan subsequent to stockholder approval of the Proposal, the Board is currently evaluating the form and amount of compensation that will replace the compensation previously provided to our non-employee directors through stock option grants under the 2001 Plan at the time of appointment to the Board and at each annual meeting of stockholders. It is expected that the Board will determine the form and amount of such compensation prior to the date of the 2006 Annual Meeting.
Report of the Compensation Committee of the Board of Directors on
Executive Compensation
      The Company’s executive officers are salaried employees of the Adviser, who is an affiliate of ours. Pursuant to an Investment Advisory and Administrative Agreement (the “Advisory Agreement”) with the Adviser, the Adviser pays the salaries and other employee benefits of the persons in its organization who render services for the Company, including without limitation persons who may from time to time act as the Company’s officers or directors. However, the officers, employees and other personnel of the Company have remained employees of the Company so as to continue to be eligible to receive awards under the Company’s 2001 Plan. Options to acquire shares of the Company’s common stock awarded to officers, employees and directors under the 2001 Plan are not deemed part of such persons’ salaries or other employee benefits in respect of their employment by the Adviser.
Compensation Philosophy
      The compensation committee provides a critical oversight function with respect to the Advisory Agreement, and will continue to provide this function with respect to the Amended Advisory Agreement upon its effectiveness. For its long-term success and enhancement of long-term stockholder value, the Company depends on the management and analytical abilities of its executive officers, who are employees of, and are compensated by, the Adviser. During the last fiscal year, the compensation committee implemented the Company’s philosophies of attracting, retaining and rewarding executive officers and others who contribute to the long-term success of the Company and motivating them to enhance stockholder value through its oversight of the Adviser’s compensation practices under the terms of the Advisory Agreement. Key elements of the Company’s compensation philosophy are:

•	ensuring that base salary paid to the Company’s executive officers is competitive with other leading financial services companies with which the Company competes for talented investment professionals;

•	ensuring that bonuses paid to the Company’s executive officers are sufficient to provide motivation to achieve the Company’s principal business and investment goals and to bring total compensation to competitive levels; and

•	providing significant equity-based incentives to ensure that the Company’s executive officers are motivated over the long term to achieve the Company’s business and investment objectives.

Base Salary and Bonuses.
      The compensation committee has fulfilled its oversight role by conducting periodic reviews of the Advisory Agreement on at least an annual basis and with sufficient frequency to determine that the fees paid to the Adviser under the Advisory Agreement are in the best interests of the stockholders. The compensation committee has considered in such periodic reviews whether the salaries and bonuses paid to its executive officers by the Adviser are consistent with the Company’s compensation philosophies as described above. The compensation committee has also reviewed the performance of the Adviser to determine whether the compensation paid to the Company’s executive officers is reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement are being satisfactorily performed. Specifically, the Committee has considered factors such as:

•	the pay practices of the Adviser in relation to those of leading financial services companies with which the Adviser competes to attract and retain talented investment professionals;

•	the amount of fees paid to the Adviser in relation to the Company’s size and the composition and performance of the Company’s investments;

•	the Adviser’s ability to hire, train, supervise and manage new employees as needed to effectively manage the Company’s future growth;

•	the success of the Adviser in generating appropriate investment opportunities;

•	rates charged to other investment entities by advisers performing similar services;

•	additional revenues realized by the Adviser and its affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business;

•	the value of the Company’s assets each quarter;

•	the quality and extent of service and advice furnished by the Adviser and the performance of the Company’s investment portfolio;

•	the quality of the Company’s portfolio relative to the investments generated by the Adviser for its other clients; and

•	the extent to which bonuses paid by the Adviser reflect its achievement of the Company’s principal business and investment objectives of generating income for the Company’s stockholders in the form of monthly cash distributions that grow over time and increasing the value of the Company’s stock.
      The Board may, pursuant to the terms of the Advisory Agreement, terminate the Advisory Agreement at any time and without penalty, upon sixty days’ prior written notice to the Adviser. In the event of an unfavorable periodic review of the Adviser’s performance in accordance with the criteria set forth above, the compensation committee would provide a report to the Board of its findings and provide suggestions of remedial measures, if any, to be sought from the Adviser. If such recommendations are, in the future, made by the compensation committee and are not implemented to the satisfaction of the compensation committee, it may recommend exercise of the Company’s termination rights under the Advisory Agreement.
Long-Term Incentives.
      The Company’s long-term incentive program has consisted of the 2001 Plan. The 2001 Plan has utilized time-based vesting periods to encourage key employees to continue providing services to the Company. Through option grants, executive officers have received significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company’s common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the finance industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests. In the fiscal year ended September 30, 2005, the compensation committee granted a total of 74,500 stock options that will vest over a two-year period. Of this total, no options were granted to David Gladstone, Terry Lee Brubaker, George Stelljes III, or Harry Brill, and 74,500 options were granted to other participants under the 2001 plan. These grants were intended to provide the incentive to successfully maximize stockholder value over the next several years.
      The compensation committee believes that its approach under the 2001 Plan created an appropriate focus on longer term objectives and promoted executive retention, however, the compensation committee believes that the incentive structure provided for under the Amended Advisory Agreement approved by stockholders on December 2, 2005 and expected to take effect on October 1, 2006 (subject to satisfaction of certain conditions), will be a more effective means of creating long-term stockholder value and promoting executive retention. Upon the effectiveness of the Amended Advisory Agreement, the Company’s long-term incentive program will consist of incentive fees payable to the Adviser under the Amended Advisory Agreement in the event that the Adviser reaches certain milestones. In addition to a base management fee, the Amended Advisory Agreement will provide for an income-based incentive fee which will reward the Adviser if the Company’s quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company’s net assets. The agreement also provides for a capital gains-based incentive fee, whereby the Adviser will receive a fee equal to 20% of the Company’s realized capital gains (net of realized capital losses and unrealized capital depreciation). This incentive compensation structure is designed to reward the Adviser for the accomplishment of long-term goals consistent with the interests of the Company’s stockholders. Regulations promulgated by the SEC prohibit a business development company, such as the Company, from implementing an incentive advisory fee while it has in place a stock option plan or any outstanding options.
Corporate Performance and Chief Executive Officer Compensation
      The amount of Mr. Gladstone’s base salary paid by the Adviser for the fiscal year ended September 30, 2005, in respect of services rendered by Mr. Gladstone on behalf of all entities managed by the Adviser, was $200,000. Mr. Gladstone declined to accept any bonus for the year and insisted that his bonus be allocated to the other employees of the Adviser. Taking into account (i) its belief that Mr. Gladstone is one of the leading CEOs of finance companies who has significant and broad-based experience in the finance industry; (ii) the scope of Mr. Gladstone’s responsibilities; (iii) the Board’s confidence in Mr. Gladstone’s ability to lead the Company’s continued development, and (iv) Mr. Gladstone’s insistence that his bonus be allocated to the other employees, the Committee believes that the Adviser’s compensation of Mr. Gladstone is consistent with the Company’s compensation philosophies as described above.
      During the fiscal year ended September 30, 2005, the Company achieved some, but not all, of the Company’s corporate objectives. The Committee rated Mr. Gladstone’s individual performance as meeting all of its expectations.
Conclusion
      Through the 2001 Plan and the Amended Advisory Agrement described above, a significant portion of the Company’s compensation program and Mr. Gladstone’s compensation are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

The Compensation Committee

Maurice W. Coulon, Chairman
John H. Outland

Compensation Committee Interlocks and Insider Participation
      The Company’s compensation committee consists of Messrs. Coulon and Outland, neither of whom were at any time during the last fiscal year officers or employees of the Company or its affiliates.
Certain Transactions
Advisory Agreement
      The Company entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser is responsible for managing the Company’s day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities include: managing the investment and reinvestment of the Company’s assets, including identifying, evaluating, and structuring such investments; continuously reviewing, supervising and administering the Company’s investment program to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested; offering to provide significant managerial assistance to the issuers of securities in which the Company is invested as required by the Investment Company Act; arranging debt financing for the Company; providing the Company with all required records concerning the Adviser’s efforts on behalf of the Company; and providing regular reports to the Company’s Board concerning the Adviser’s activities on behalf of the Company. In return for providing such services, the Company pays the Adviser an annual advisory fee of 1.25%, payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75%, payable in quarterly increments of 0.1875%. Based upon an analysis of publicly available information, the Board believes that these fees are reasonable in light of the specialized investment program of the Company and in line with the customary external fees paid in the industry for mezzanine fund and subordinated debt funds that are externally managed and have in place an equity incentive plan.
      On December 2, 2005, the Company’s stockholders approved a proposal to enter into the Amended Advisory Agreement with the Adviser and an Administration Agreement (the “Administration Agreement”) between the Company and Gladstone Administration, LLC (the “Administrator”), a wholly-owned subsidiary of the Adviser. The proposal called for the termination of the Company’s 2001 Plan, and the replacement of the 2001 Plan with an incentive fee provided for under the Amended Advisory Agreement. The Amended Advisory Agreement and Administration Agreement will not become effective until the 2001 Plan has been terminated and all outstanding options under the 2001 Plan are terminated or exercised. Upon its effectiveness, the Amended Advisory Agreement will provide for an annual base management fee equal to 2% of the Company’s assets and an income-based incentive fee which will reward the Adviser if the Company’s quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company’s net assets. The Amended Advisory Agreement will also provide for a capital gains-based incentive fee, whereby the Adviser will receive a fee equal to 20% of the Company’s realized capital gains (net of realized capital losses and unrealized capital depreciation). Under the Administration Agreement, the Company will pay separately for its allocable portion of the Administrator’s overhead expenses in performing its obligations, including rent, and the Company’s allocable portion of the salaries and benefits expenses of its chief financial officer, chief compliance officer and controller and their respective staffs. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under both the Amended Advisory Agreement and the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.
      David Gladstone, Terry Lee Brubaker, George Stelljes III and Harry Brill are all officers and directors of the Adviser and managers of the Administrator, and David Gladstone is the controlling stockholder of the Adviser, which is the sole member of the Administrator. Although the Company believes that the terms of the Advisory Agreement, the Amended Advisory Agreement and the Administration Agreement are no less favorable to the Company than those that could be obtained from an unaffiliated third parties in arms’ length transactions, the Adviser, its officers and its directors have a material interest in the terms of these agreements.

Management Loans
      At September 30, 2005, the Company had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer of the Company. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill, were expressly exempted from this prohibition.
Indemnification
      In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

ADDITIONAL INFORMATION
Security Ownership of Certain Beneficial Owners and Management
      The following table sets forth certain information regarding the ownership of the Company’s common stock as of December 29, 2005 by (i) each director and nominee for director; (ii) each of the Compensated Persons; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)

				Aggregate Dollar
				Range of Equity
			Dollar Range of	Securities of all
			Equity	Funds Overseen
			Securities	by Directors in
			of the Company	Family of
			Owned	Investment
	Number of	Percent of	by Directors	Companies
Name and Address	Shares	Total	(2)	(2)(3)

Compensated Persons and Directors:
David Gladstone(4)	1,031,624	8.81%	Over $100,000	Over $100,000
Terry Lee Brubaker(5)	249,376	2.18%	Over $100,000	Over $100,000
George Stelljes III(6)	176,364	1.54%	Over $100,000	Over $100,000
Anthony W. Parker(7)	48,583	*	Over $100,000	Over $100,000
David A.R. Dullum(7)	47,000	*	Over $100,000	Over $100,000
Michela A. English(8)	36,000	*	Over $100,000	Over $100,000
Paul Adelgren(9)	25,500	*	Over $100,000	Over $100,000
Maurice Coulon(9)	25,000	*	Over $100,000	Over $100,000
John H. Outland (9)	25,000	*	Over $100,000	Over $100,000
Gerard Mead(10)	0	*	None	None
All executive officers and directors as a group (10 persons)(11)	1,724,947	14.06%	N/A	N/A
Other Stockholders:
Persons associated with
Barclays Global Investors, NA(12)	639,113	5.66%	N/A	N/A
45 Fremont Street
San Francisco, CA 94105
A.G. Edwards & Sons Inc.(13)	621,852	5.50%	N/A	N/A
One North Jefferson Ave.
St. Louis, MO 63103

*	Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,308,510 shares outstanding on December 29, 2005, adjusted as required by rules promulgated by the SEC.

(2)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(3)	Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Investment Corporation, our affiliate and a registered investment company that is also externally managed by the Adviser.

(4)	Includes 406,666 shares underlying options that are exercisable within 60 days of December 29, 2005.

(5)	Includes 129,166 shares underlying options that are exercisable within 60 days of December 29, 2005.

(6)	Includes 172,500 shares underlying options that are exercisable within 60 days of December 29, 2005.

(7)	Includes 45,000 shares underlying options that are exercisable within 60 days of December 29, 2005.

(8)	Includes 35,000 shares underlying options that are exercisable within 60 days of December 29, 2005.

(9)	Includes 25,000 shares underlying options that are exercisable within 60 days of December 29, 2005.

(10)	Mr. Mead was elected to the Board of Directors on December 16, 2005 and has been granted no options under the 2001 Plan.

(11)	Includes an aggregate of 958,332 shares underlying options that are exercisable within 60 days of December 29, 2005.

(12)	This information has been obtained from a Schedule 13G filed by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank and Trust Company Limited, Barclays Bank (Suisse) SA, Barclays Private Bank Limited, Bronco (Barclays Cayman) Limited, Palomino Limited, and HYMF Limited with the SEC on February 14, 2005. According to the Schedule 13G, Barclays Global Investors, NA had sole voting power with respect to 435,940 and sole investment power with respect to 529,508 shares, and Barclays Global Fund Advisors had sole voting and investment power with respect to 109,605 shares.

(13)	This information has been obtained from a Schedule 13G filed by A.G. Edwards & Sons Inc. (“A.G. Edwards”) with the SEC on February 14, 2005. According to the Schedule 13G, A.G. Edwards had sole voting and investment power with respect to all 621,852 shares reported as beneficially owned.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

PERFORMANCE MEASUREMENT COMPARISON1
      The following graph shows the total stockholder return of an investment of $100 in cash on August 24, 2001 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (the “S&P 500”) and (iii) the Company’s peer group2. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30, 2001, September 30, 2002, September 30, 2003, September 30, 2004, and September 30, 2005:

	August 24,	September 30,	September 30,	September 30,	September 30,	September 30,
	2001	2001	2002	2003	2004	2005

Gladstone Capital Corporation	100.00	96.13	110.68	135.23	168.22	177.13
S&P 500.	100.00	87.84	68.80	84.05	94.06	103.70
Peer Group	100.00	96.67	93.10	119.02	138.63	175.78

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The Company’s peer group is composed of Allied Capital Corporation and American Capital Strategies, Ltd. The returns of each company assume reinvestment of dividends and have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

HOUSEHOLDING OF PROXY MATERIALS
      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
      This year, a number of brokers with account holders who are Gladstone Capital Corporation stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Harry T. Brill, Jr., chief financial officer, at the address set forth on the cover page of this proxy statement or contact Mr. Brill at (703) 287-5800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
OTHER MATTERS
      The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ TERRY BRUBAKER

Terry Brubaker
Secretary
January 12, 2006
      A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2005 is available without charge upon written request to our Investor Relations Manager, Kelly Sargent, at the following address: Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. You may also request a copy free of charge by calling our toll-free investor relations line at 1-866-366-5745.

DETACH PROXY CARD HERE
☐

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.	☒
Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTORS LISTED BELOW.			THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Proposal 1: To elect four Class II directors to hold office until the 2009 Annual Meeting of Stockholders.					FOR	AGAINST	ABSTAIN

FOR all nominees listed ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐	*FOR all except ☐	Proposal 2.	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending September 30, 2006.	☐	☐	☐

NOMINEE: David A.R. Dullum NOMINEE: Maurice W. Coulon NOMINEE: Gerard Mead NOMINEE: Terry Lee Brubaker			In their direction, the proxies are authorized to vote on any business as may properly come before the meeting or any adjournment or postponement thereof.

To withhold authority to vote in favor of any nominee, mark “FOR all except” and write the name of the nominee below:

*Exceptions _____________________
SCAN LINE

Please sign exactly as your name or names appears hereon. If the stock is registered in the name of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

____________________________________________________________ Date Share Owner sign here Co-Owner sign here

GLADSTONE CAPITAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 23, 2006
     The undersigned hereby appoints David Gladstone and Terry Brubaker, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Capital Corporation to be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102, on Thursday, February 23, 2006 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
     Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1 and for Proposal 2, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.
(Continued and to be signed on reverse side)

To change your address, please mark this box	☐	GLADSTONE CAPITAL CORPORATION P.O. BOX 11046 NEW YORK, N.Y. 10203-0046